Exhibit 99.5

Execution Version

FORBEARANCE AGREEMENT

THIS FORBEARANCE AGREEMENT, is entered into as of August 8, 2014 (this “Agreement”), by and among Unitek Global Services, Inc., a Delaware corporation (the “Borrower”), the undersigned Subsidiary Guarantors, the Lenders party hereto constituting Required Lenders (the “Consenting Lenders”), and Cerberus Business Finance, LLC as successor administrative agent for the Lenders (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, FBR Capital Markets LT, Inc., in its capacity as administrative agent (as succeeded by the Administrative Agent) and the Lenders entered into that certain Credit Agreement dated as of April 15, 2011, as amended by that First Amendment, dated as of September 14, 2012; the Second Amendment and Limited Waiver, dated as of July 25, 2013; the Third Amendment to Credit Agreement dated as of November 5, 2013; and the Fourth Amendment to Credit Agreement, dated as of July 28, 2014 (as so amended and as otherwise amended, restated, supplemented or modified from time to time, the “Credit Agreement”; unless otherwise defined herein, capitalized terms are used herein as defined in the Credit Agreement), pursuant to which, among other things, the Lenders have extended credit to the Borrower in the form of Term Loans;

WHEREAS, the Borrower and the other Loan Parties have advised the Administrative Agent and the Lenders that certain Known Defaults (as defined herein) have occurred and are continuing and certain Prospective Defaults (as defined herein) are believed to have occurred or are expected to occur and be continuing;

WHEREAS, the Administrative Agent and the Lenders have not expressly or impliedly waived any of the Known Defaults or Prospective Defaults (collectively, the “Specified Defaults”), and as a result of the occurrence and continuation of any Specified Default, the Administrative Agent and the Lenders are entitled to exercise at any time all of their rights and remedies to commence enforcement and collection actions under the Credit Agreement, the other Loan Documents and applicable law (such rights, remedies and actions, collectively, “Enforcement Actions”), including without limitation, to declare to be immediately due and payable the Facility, all accrued interest thereon and all fees and other Obligations owing to the Administrative Agent and the Lenders under the Credit Agreement and the other Loan Documents;

WHEREAS, in connection with the foregoing, the Borrower and the other Loan Parties have requested that the Administrative Agent and the Lenders agree to implement a forbearance period in respect of the Specified Defaults for a limited period; and

WHEREAS, the Administrative Agent and each Consenting Lender are willing to so agree, but only upon the terms and subject to the conditions expressly set forth in this Agreement, and without any advance understanding or agreement by the Consenting Lenders to consent to, or grant a waiver to permit, the implementation of any amendment, restructuring proposal or the consummation of any transaction for which such consent or waiver would be required under the Credit Agreement or the other Loan Documents (including without limitation, under this Agreement);

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.                         DEFINITIONS

As used in this Agreement, the following terms shall have the following meanings:

“Additional Funding” shall mean additional Indebtedness for borrowed money incurred by the Borrower and the other Loan Parties under the ABL Credit Agreement, as permitted under the Intercreditor Agreement and the Credit Agreement.

“Effective Date” shall have the meaning set forth in Section 6 hereof.

“Forbearance Period” shall mean the period from and including the Effective Date to, but not including, the Forbearance Period Termination Date.

“Forbearance Period Termination Date” shall have the meaning set forth in Section 3.1 hereof.

“Known Defaults” means those certain Events of Default that have occurred and are continuing, as expressly described on Schedule I attached hereto.

“Prospective Defaults” means those certain Event of Default that the Loan Parties have advised will occur and be continuing in the future, as expressly described on Schedule I attached hereto.

SECTION 2.                         ACKNOWLEDGMENTS

2.1                               Specified Defaults.  Each Loan Party hereby acknowledges and agrees that (a) each of the Known Defaults constitutes an Event of Default which has occurred and is continuing and which has not been waived by the Lenders and (b) each of the Prospective Defaults will constitute an Event of Default upon the occurrence and continuation thereof.  The Loan Parties hereby acknowledge and agree that the occurrence of any of the Specified Defaults entitles the Administrative Agent and Lenders to exercise any Enforcement Action.

2.2                               Obligations.  Each Loan Party acknowledges and agrees that (a) as of the close of business on July 31, 2014, the Obligations include, without limitation, $145,009,799.57 on account of the outstanding unpaid amount of principal of the Term Loans and $1,368,850.12 on account of the accrued and unpaid interest in respect of the Term Loans (excluding any outstanding fees), (b) the Borrower is truly and justly indebted to the Lenders for the Obligations, without defense, counterclaim or offset of any kind and (c) each Guarantor is liable for all of its obligations and undertakings under its guarantees and other obligations under the

Loan Documents (the “Guaranties”) (subject to the terms of such Guaranties), without defense, counterclaim or offset of any kind.

2.3                               Other Lenders.  Each Loan Party acknowledges and agrees that (a) the Administrative Agent is entering into this Agreement at the direction of the Required Lenders and (b) each Consenting Lender is acting solely on its own behalf and not on behalf of any other Lender.  Notwithstanding the foregoing, the Administrative Agent and the Consenting Lenders acknowledge the provisions under Section 8.4 of the Credit Agreement providing that the Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting under the Loan Documents in accordance with a request of the Required Lenders (as provided in any such Loan Document) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans.

SECTION 3.                         FORBEARANCE; LOANS; NO WAIVER

3.1                               Forbearance Period.  Upon the satisfaction of the conditions precedent set forth in Section 6.1 of this Agreement, the Administrative Agent and each Consenting Lender agrees to temporarily forbear (but not waive such Defaults and Events of Default, whether now existing or hereafter arising) from taking any Enforcement Action solely with respect to the Specified Defaults during the period from and including the Effective Date until the earliest to occur of the following (the earliest such date, the “Forbearance Period Termination Date”):

(i)                                     on August 27, 2014; provided that, if the Borrower receives at least $3,000,000 in cash proceeds of Additional Funding on or prior to August 27, 2014, such date shall be automatically extended, without any further action by any party hereto, to September 15, 2014; and

(ii)                                  immediately on the date on which any of the following shall occur: (A) the occurrence of a Default or an Event of Default (other than a Specified Default) without giving effect to any cure or grace period thereunder, (B) an amendment or any restructuring of any of the Loan Documents, (C) any Loan Party shall take any action to challenge (including without limitation, to assert in writing any challenge to) the validity or enforceability of the Credit Agreement, this Agreement or any provision hereof or any other Loan Document, (D) an amendment or any restructuring of any of the ABL Documents that is not reasonably satisfactory to the Required Lenders, (E) the occurrence of the “Forbearance Period Termination Date” as defined in the ABL Forbearance Agreement (as defined below), or an amendment, supplement, waiver or other modification of the ABL Forbearance Agreement that is not reasonably satisfactory to the Required Lenders, (F) the commencement of any enforcement and collection actions against any Loan Party by the holders of Indebtedness of such Loan Party or (G) the agreement or consent of any Loan Party to either of (D) or (F) above, without the prior written consent of the Required Lenders or, in the case of (F) above, the written consent of the Required Lenders within 2 business days after any such commencement.

3.2                               No Waiver; Limitation on Forbearance.  Each Loan Party acknowledges and agrees that, notwithstanding the agreement of the Administrative Agent and the Consenting Lenders to refrain from taking Enforcement Actions during the Forbearance

Period in respect of the Specified Defaults, except as provided in Section 3.3 below, (a) such agreement shall not constitute a waiver of the occurrence or the continuance of any Default or Event of Default, including any Specified Default, and each Specified Default (and any other Default or Event of Default) which occurs or has occurred shall continue to exist unless and until waived by the Required Lenders or the Lenders, as applicable under the Credit Agreement, (b) the Administrative Agent and the Consenting Lenders have not waived, presently do not intend to waive and may never waive the Specified Defaults, and nothing contained in this Agreement or the transactions contemplated hereby shall be deemed to constitute any such waiver, (c) nothing contained in this Agreement shall be construed to limit or affect the right of the Administrative Agent and the Consenting Lenders to bring or maintain during the Forbearance Period any action to enforce or interpret any term or provision of this Agreement, or to file or record instruments of public record (or take other action) to perfect or further protect the liens and security interests granted by the Loan Parties to the Administrative Agent or the Lenders, (d) such agreement shall not constitute a waiver of any other right or remedy of the Administrative Agent or the Consenting Lenders whether under the Loan Documents or applicable law and (e) any requirement to provide any notice, demand or request for performance under the Guaranties shall be tolled during the Forbearance Period.

3.3                               Enforcement Actions After Forbearance Period.  Each Loan Party acknowledges and agrees that on the Forbearance Period Termination Date the agreement of the Consenting Lenders and the Administrative Agent to refrain from taking any Enforcement Action in respect of the Specified Defaults shall automatically cease and be of no further force or effect, and the Administrative Agent and the Consenting Lenders shall be entitled to immediately take Enforcement Actions under the Credit Agreement, the other Loan Documents and applicable law, all without further notice or demand, in respect of the Specified Defaults or any other Event of Default then existing.

SECTION 4.                         AGREEMENTS

4.1                               Agreements by Borrower.  From and after the Effective Date through the Forbearance Period Termination Date, each Loan Party shall comply with its obligations under the Loan Documents (other than in respect of the Specified Defaults).  Without limiting the foregoing, during the Forbearance Period, each Loan Party shall promptly provide such information concerning the Specified Defaults as the Administrative Agent or the Required Lenders may reasonably request from time to time.

4.2                               Default Interest.  All interest on the Loans shall accrue at the Default Interest Rate commencing as of August 5, 2014 (it being understood and agreed that any accrued but unpaid default interest that is not paid in cash shall be added to the outstanding principal amount of the Term Loans).

4.3                               Lender Call.  Every week during the Forbearance Period, beginning with the week of August 11, 2014, the Borrower shall host a call with the Administrative Agent and the Lenders (which call shall be similar to the weekly call required under Section 4.3 of the ABL Forbearance Agreement) to provide such information as the Administrative Agent and the Lenders may reasonably request, including updates with respect to the Specified Defaults and any material developments since the last update.

4.4                               ABL Forbearance Agreement.  On or prior to the Effective Date, the Borrower shall deliver to the Administrative Agent (for distribution to the Lenders) a copy of an agreement, duly executed and delivered by the Borrower and Persons necessary for the effectiveness thereof pursuant to the terms of the ABL Credit Agreement (the “ABL Required Lenders”), which agreement shall (a) provide for the forbearance by such holders of the exercise of any rights or remedies under the ABL Credit Agreement or the ABL Documents, including without limitation, the acceleration of the ABL Loans, due to any default or event of default arising out of or relating to any of the Specified Defaults for a period of time equal to no less than the Forbearance Period and (b) otherwise be in form and substance reasonably satisfactory to the Consenting Lenders (the “ABL Forbearance Agreement”).

4.5                               Failure to Comply.  The Loan Parties acknowledge, confirm and agree that any material misrepresentation by any Loan Party, or any failure of any Loan Party to perform timely or otherwise comply with the covenants, conditions and agreements contained in this Agreement, the Credit Agreement and the other Loan Documents or in any other agreement, document or instrument at any time executed and/or delivered by any Loan Party with, to or in favor of the Administrative Agent or any Lenders shall constitute an immediate Event of Default (without notice or the expiration of any cure or grace period that would otherwise be applicable), which shall automatically terminate the Forbearance Period.

4.6                               Other Agreements.  Each Loan Party hereby agrees that during the Forbearance Period (a) no Loan Party shall (i) incur (A) any additional Indebtedness for borrowed money other than (1) capitalized interest on the Term Loans or (2) the Additional Funding or (B) other Indebtedness outside the ordinary course of business, (ii) purchase or acquire obligations or Equity Interests of, or any other interest in, any Person, in reliance on Sections 6.7(l) and 6.7(p) of the Credit Agreement, (iii) declare, pay or make any dividend or distribution or payments in reliance on Section 6.6, other than dividends by any Loan Party (other than Borrower) to any other Loan Party, (iv) sell, lease, transfer or otherwise dispose of any assets outside the ordinary course of business, (v) repay, prepay, redeem or retire any other Indebtedness, (vi) engage in any transactions with any Affiliate (other than the Loan Parties); (b) the Loan Parties shall provide to the Administrative Agent copies of all written notices, reports, term sheets and other materials and information given to any of the ABL Creditors, concurrently with providing such notices, reports, term sheets, materials and information to such ABL Creditors; and (c) the Loan Parties shall negotiate with the Administrative Agent and Lenders in good faith towards a recapitalization of the Loan Parties’ debt obligations, and shall deliver to the Administrative Agent and Lenders (i) as soon as available and not later than 20 days after the Effective Date, a comprehensive term sheet setting forth the material terms of such recapitalization that shall have been mutually agreed by the relevant parties and (ii) as soon as available and not later than August 27, 2014 (provided that, if the date under Section 3.1(i) is automatically extended to September 15, 2014, as provided therein, this date shall also be so extended to September 15, 2014, without any further action by any party hereto) the substantially final forms of the definitive principal agreements and other documentation pursuant to which such recapitalization would be implemented.

4.7                               Advisors.  On or prior to August 13, 2014, the Borrower shall have retained a financial advisor on terms acceptable to the Required Lenders to assist the Borrower with its day-to-day business operations, including the operations of the other Loan Parties and such financial advisor (or any replacement thereof) shall be retained through the implementation of the recapitalization of the Loan Parties’ debt obligations..

SECTION 5.                         REPRESENTATIONS AND WARRANTIES

To induce the Administrative Agent and the Lenders to enter into this Agreement and refrain from taking Enforcement Actions during the Forbearance Period, each Loan Party hereby (a) represents and warrants to the Administrative Agent and each Lender that (i) such Loan Party has the full right, power and authority to make, deliver and perform this Agreement and such Loan Party has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Agreement,(ii) this Agreement constitutes the legal, valid and binding obligations of such Loan Party, enforceable against such Loan Party in accordance with the terms hereof, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at law) and (iii) no Loan Party or Affiliate thereof is obligated to pay any compensation (other than the reimbursement of expenses expressly set forth in the ABL Forbearance Agreement and the ABL Credit Agreement) in connection with, or as a condition to, entering into the ABL Forbearance Agreement, and (b) confirms that each of the representations and warranties made by such Loan Party in the Loan Documents to which such Loan Party is a party is true and correct in all material respects as of the date hereof (except to the extent that the Specified Defaults make any such representation or warranty incorrect or false), except to the extent that any such representation or warranty expressly relates to a specific earlier date, in which case such Loan Party hereby confirms such representation or warranty is true and correct in all material respects as of such earlier date (except to the extent the Specified Defaults make any such representation and warranty incorrect or false).

SECTION 6.                         CONDITIONS PRECEDENT

6.1                               Effective Date.  This Agreement shall become effective on and as of August 8, 2014 (the “Effective Date”) at 5:01 p.m. New York time, so long as each of the following conditions precedent shall have been satisfied or waived, as determined by the Administrative Agent:

(a)                                 Forbearance Agreement.  The Administrative Agent shall have received this Agreement, duly executed and delivered by each Loan Party.

(b)                                 ABL Forbearance Agreement.  The Administrative Agent shall have received the ABL Forbearance Agreement, duly executed and delivered by the Borrower, the ABL Required Lenders and the ABL Administrative Agent.

(c)                                  Payment of Costs, Expenses and Fees.  The Borrower shall have paid all invoiced out-of-pocket costs and expenses earned, due and payable to advisors to the Administrative Agent, as required by Section 9.5 of the Credit Agreement, and all other fees earned, due and payable in connection with the execution and delivery of this Agreement and in addition to the foregoing shall have paid to such account as the Administrative Agent shall direct $150,000 as a retainer on account of legal fees and expenses that are anticipated to be incurred by the Administrative Agent’s counsel in connection with its services related to this Agreement, the Credit Agreement and the recapitalization of the Loan Parties’ debt obligations, and to the extent that any amounts owed to Administrative Agent’s counsel under this Agreement or the Credit Agreement are unpaid in whole or in part, such amounts shall be paid out of such retainer.  The Loan Parties agree to replenish the foregoing retainer to its full amount from time to time promptly upon receiving any invoice from the Administrative Agent’s counsel.

SECTION 7.                         MISCELLANEOUS

7.1                               Amendments and Waivers.  Neither this Agreement, nor any terms hereof, may be amended, waived, supplemented or otherwise modified except in a writing signed by the Loan Parties, the Administrative Agent and the Required Lenders.

7.2                               Notices.  All notices, requests and demands to or upon the respective parties hereto shall be given in accordance with the notice provisions set forth in the Loan Documents.

7.3                               Costs, Fees and Expenses.  Without limiting the obligations of any Loan Party under the Loan Documents, the Borrower ratifies and reaffirms its reimbursement and indemnification obligations under Section 9.5 of the Credit Agreement, including without limitation, its obligation to pay all out-of-pocket costs and expenses, including without limitation, the fees and disbursements of counsel, incurred by the Administrative Agent and each Lender in connection with the administration and enforcement of this Agreement and the transactions contemplated hereby.  The Borrower further agrees to pay or reimburse each Lender for all its reasonable costs and expenses incurred in connection the Credit Agreement, the other Loan Documents and any such other documents, including the fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel) to each Lender and the fees and expenses of any accountants and financial advisors engaged by any Lender.

7.4                               Specific Indemnification.  Without limiting the foregoing Section 7.3, each Loan Party acknowledges and agrees that the Administrative Agent and each Consenting Lender is fully indemnified pursuant to Section 8.7 of the Credit Agreement in respect of the Administrative Agent’s and each Consenting Lender’s negotiation, execution, compliance with and implementation of this Agreement, including as against any claims that any third party (including any Lender not a Consenting Lender) might or could assert in respect of such negotiation, execution, compliance and implementation, and to the extent such Section 8.7 as currently drafted is not entirely clear as to such indemnification, such Section 8.7 shall automatically be deemed to be amended by this Agreement to ensure that such Section 8.7 encompasses the indemnification obligations described in this Section 7.4.

7.5                               Loan Documents, Guaranties, Etc. Remain in Effect.

(a)                                 Except to the extent expressly set forth in this Agreement, all of the provisions of the Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect in accordance with their respective terms, and each Loan Party shall remain obligated to comply with all of such Loan Party’s obligations contained in each Loan Document to which such Loan Party is a party.  Each Loan Party ratifies and reaffirms the validity, enforceability and binding nature of all such obligations (subject to, and in accordance with, the terms of the Loan Documents applicable to such Loan Party). Without limiting the foregoing, each Loan Party hereby: (i) reaffirms, ratifies, confirms, and acknowledges its obligations under the Loan Documents, and agrees to continue to be bound thereby and perform thereunder; (ii) agrees and acknowledges that the Loan Documents to which it is a party and all of its obligations thereunder are and remain in full force and effect and have not been modified except as set forth herein; (iii) acknowledges that it has reviewed, and hereby consents to, this Agreement, and each Loan Party further acknowledges that its obligations under the Loan Documents to which it is a party are not in any way released, diminished, or impaired by any of the terms or provisions of this Agreement; (iv) acknowledges and agrees that it has no defenses, offsets or counterclaims of any kind or nature whatsoever to its obligations under the Loan Documents and (v) acknowledges and agrees that the Liens granted under the Security Documents in the Collateral are valid, duly perfected Liens, enforceable in accordance with the Security Documents and applicable law.

(b)                                 Each Loan Party acknowledges and agrees that, except as expressly provided herein, nothing in this Agreement or in the course of any prior or future discussions or negotiations (whether written or oral) between the Administrative Agent and the Lenders on the one hand and the Loan Parties on the other shall constitute an amendment or waiver of, or a commitment or agreement to effect any amendment or waiver of, any provision of any Loan Document, it being understood by each Loan Party that any such amendment, waiver or commitment (if any) shall be conditioned on and subject to definitive documentation acceptable to the Required Lenders in their sole discretion as evidenced by the execution and delivery of such documentation by Lenders whose consent to such documentation may be required under Section 9.1 of the Credit Agreement.

7.6                               Loan Party Release; Covenant Not to Sue.

(a)                                 Loan Party Release.  In consideration of the delivery of this Agreement and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, unconditionally, freely and voluntarily, after consultation with counsel and becoming fully and adequately informed as to the relevant facts, circumstances and consequences, each Loan Party, for itself and on behalf its successors and assigns, and its present and former members, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents, legal representatives and other representatives, and any Person acting for or on behalf of, or claiming through it (each Loan Party and all such other Persons being hereinafter referred to collectively as the “Releasing Parties” and individually as a “Releasing Party”), hereby waives, releases, remises and forever discharges the Administrative Agent and each Lender, and each of their respective Affiliates, and each of their respective successors in title, past, present and future officers, directors, employees, limited partners, general partners, investors, attorneys, assigns, subsidiaries, shareholders, trustees, agents and other professionals and all other persons and entities to whom the Administrative Agent or any Lender would be liable if such persons or entities were found to be liable to any Loan Party (each a “Releasee” and collectively, the “Releasees”), from any and all past, present and future claims, suits, liens, lawsuits, adverse consequences, amounts paid in settlement, debts, deficiencies, diminution in value, disbursements, demands, obligations, liabilities, causes of action, damages, losses, costs and expenses of any kind or character, whether based in equity, law, contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law (each a “Claim” and collectively, the “Claims”), whether known or unknown, fixed or contingent, direct, indirect, or derivative, asserted or unasserted, matured or unmatured, foreseen or unforeseen, past or present, liquidated or unliquidated, suspected or unsuspected, which any Releasing Party ever had from the beginning of the world, now has, or might hereafter have against any such Releasee, which Claims relate, directly or indirectly, to any act or omission by any Releasee that occurred on or prior to the date of this Agreement and relate, directly or indirectly, to the Credit Agreement, any other Loan Document, any Loan Party or any acts or omissions of any such Releasee that occurred on or prior to the date of this Agreement with respect to the Credit Agreement or any other Loan Document, any Loan Party or the lender-borrower relationship evidenced by the Loan Documents, except for the duties and obligations set forth in this Agreement and the duties and obligations set forth in the Loan Documents to be performed on or after the date of this Agreement.  As to each and every Claim released hereunder, each Releasing Party waives the benefit of each provision of applicable federal or state law (including without limitation the laws of the state of New York), if any, pertaining to general releases after having been advised by its legal counsel with respect thereto.

Each Releasing Party acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such Claims, and agrees that this instrument shall be and remain effective in all respects notwithstanding any such differences or additional facts.  Each Releasing Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(b)                                 Covenant Not to Sue.  Each Releasing Party hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee above that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by such Releasing Party pursuant to the above release.  Each Releasing Party further agrees that it shall not dispute the validity or enforceability of the Credit Agreement or any of the other Loan Documents or any of its obligations thereunder, or the validity, priority, enforceability or the extent of Collateral Agent’s Lien on any item of Collateral under the Credit Agreement or the other Loan Documents.  If any Releasing Party or any of its respective successors, assigns, or officers, directors, employees, agents or attorneys (solely in their capacities as officers, directors, employees, agents and attorneys), or any Person acting for or on behalf of, or claiming through it violate the foregoing covenant, each Loan Party, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by such Releasee as a result of such violation.

7.7                               No Waiver; Cumulative Remedies.  No failure to exercise and no delay in exercising, on the part of the Administrative Agent or the Lenders, any right, remedy, power or privilege under this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege under this Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.  The rights, remedies, powers and privileges of the Administrative Agent and the Lenders provided under this Agreement, the

Credit Agreement and the other Loan Documents are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

7.8                               Counterparts.  This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts (including by telecopy or electronic transmission), and all of which counterparts taken together shall be deemed to constitute one and the same instrument.

7.9                               Further Assurances.  Each Loan Party shall from time to time, upon the reasonable request of the Administrative Agent, promptly and duly execute and deliver such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights, remedies, powers and privileges hereunder.

7.10                        Severability.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

7.11                        Integration; Successors.  This Agreement and the other Loan Documents constitute the entire agreement of the Loan Parties, the Administrative Agent and the Lenders concerning the subject matter hereof and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements.  There are no promises, undertakings, oral agreements, representations or warranties by the Loan Parties, the Administrative Agent or the Lenders relative to the subject matter hereof not expressly set forth herein.  This Agreement shall be deemed to be a Loan Document for all purposes under and in connection with the Credit Agreement and the other Loan Documents and shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.  This Agreement is not intended to confer any rights or benefits on any Person other than the parties hereto and their respective successors and assigns.

7.12                        Governing Law.  This Agreement and the rights and obligations of the parties hereto under this Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

7.13                        WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY) AND FOR ANY COUNTERCLAIM THEREIN.  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE

BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first written above.

BORROWER:	UNITEK GLOBAL SERVICES, INC.

	By:	/s/ Andrew J. Herning
Name: Andrew J. Herning
Title: CFO

SUBSIDIARY GUARANTORS:	UNITEK ACQUISITION, INC.
PINNACLE WIRELESS USA, INC.
UNITEK USA, LLC
ADVANCED COMMUNICATIONS USA, INC.
DIRECTSAT USA, LLC
FTS USA, LLC

	By:	/s/ Andrew J. Herning
Name: Andrew J. Herning
Title: CFO

[Signature Page to UniTek Forbearance Agreement]

ADMINISTRATIVE AGENT:	CERBERUS BUSINESS FINANCE, LLC, as Administrative Agent

	By:	/s/ Kevin Genda
Name: Kevin Genda
Title: Vice Chairman

[Signature Page to UniTek Forbearance Agreement]

LENDER:

CERBERUS OFFSHORE LEVERED II LP
By: COL II GP Inc.
Its: General Partner

By:	/s/ Kevin Genda
Name: Kevin Genda
Title: Vice President

CERBERUS ASRS FUNDING LLC

By:	/s/ Kevin Genda
Name: Kevin Genda
Title: Vice President

CERBERUS ONSHORE II CLO LLC

By:	/s/ Kevin Genda
Name: Kevin Genda
Title: Vice President

CERBERUS AUS LEVERED II LP
By: CAL II GP LLC
Its: General Partner

By:	/s/ Kevin Genda
Name: Kevin Genda
Title: Vice President

CERBERUS ONSHORE LEVERED II LLC

By:	/s/ Kevin Genda
Name: Kevin Genda
Title: Vice President

[Signature Page to UniTek Forbearance Agreement]

LENDER:

CETUS CAPITAL II, LLC

By:	/s/ Richard Maybaum
Name: Richard Maybaum
Title: Managing Director

[Signature Page to UniTek Forbearance Agreement]

LENDERS:	SG DISTRESSED FUND, LP

	By:	/s/ Richard Maybaum
Name: Richard Maybaum
Title: Managing Director

[Signature Page to UniTek Forbearance Agreement]

LENDERS:	LITTLEJOHN OPPORTUNITIES MASTER FUND LP

	By:	/s/ Richard Maybaum
Name: Richard Maybaum
Title: Managing Director

[Signature Page to UniTek Forbearance Agreement]

LENDERS:	MAIN STREET CAPITAL CORPORATION

	By:	/s/ Rodger Stout
Name: Rodger Stout
Title: Executive Vice President

[Signature Page to UniTek Forbearance Agreement]

LENDERS:	MARBLEGATE SPECIAL OPPORTUNITIES MASTER FUND, L.P.

	By:	/s/ Andrew Milgram
Name: Andrew Milgram
Title: Managing Partner

[Signature Page to UniTek Forbearance Agreement]

LENDERS:	NEW MOUNTAIN FINANCE HOLDINGS, L.L.C.

	By:	/s/ John R. Kline
Name: John R. Kline
Title: EVP & COO

NEW MOUNTAIN FINANCE CORPORATION

	By:	/s/ John R. Kline
Name: John R. Kline
Title: EVP & COO

[Signature Page to UniTek Forbearance Agreement]

LENDERS:	PennantPark Floating Rate Funding I, LLC, as Lender

By: PennantPark Floating Rate Capital Ltd., as Designated Manager

	By:	/s/ Aviv Efrat
Name: Aviv Efrat
Title: CFO

[Signature Page to UniTek Forbearance Agreement]

SCHEDULE I

SPECIFIED DEFAULTS

Known Defaults

1.                                      An Event of Default under Section 7(a) of the Credit Agreement resulting from the Borrower’s failure to pay on the due date (or within the 5-day cure period thereunder) the monthly interest payment due on July 31, 2014, as required under Section 2.9(d) of the Credit Agreement.

2.                                      An Event of Default under Section 7(d) of the Credit Agreement resulting from the Borrower’s failure to hold a monthly update and status call, as required by Section 5.2(k) of the Credit Agreement for the month of July 2014.

3.                                      Events of Default under Section 7(e) of the Credit Agreement resulting from “Specified Defaults” (as such term is defined in the ABL Forbearance Agreement).

4.                                      Any failure under Section 5.2(h) of the Credit Agreement to deliver notice of one or more Specified Defaults.

Prospective Defaults

5.                                      An Event of Default under Section 7(c) resulting from the Borrower’s failure to comply with the Consolidated Leverage Ratio covenant for the fiscal quarter ended June 30, 2014, as required under Section 6.1(a) of the Credit Agreement.

6.                                      An Event of Default under Section 7(c) due to the Borrower’s failure to comply with the Consolidated Fixed Charge Coverage Ratio covenant for the fiscal quarter ending June 30, 2014, as required under Section 6.1(b) of the Credit Agreement.

7.                                      An Event of Default under Section 7(a) of the Credit Agreement resulting from the Borrower’s failure to pay on the due date (or within the 5-day cure period thereunder) the monthly interest payment due on August 31, 2014, as required under Section 2.9(d) of the Credit Agreement.

8.                                      An Event of Default under Section 7(d) of the Credit Agreement resulting from the Borrower’s failure to provide the financial reporting required by Section 5.1(a) of the Credit Agreement, if and to the extent the audit provided pursuant to such subsection for the 2013 fiscal year is subsequently qualified.